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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2002

SERACARE LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

California	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
	1935 Avenida del Oro, Suite F Oceanside, California	92056
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (760) 806-8922

N/A
(Former name or former address, if changed since last report)

Item 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	(1)(i)	Effective February 4, 2002, the Company has chosen not to extend the engagement of BDO Seidman LLP as the Company's independent accountants. BDO Seidman LLP did not review the Company's financial statements to be included in the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2001.
(ii)
The reports of BDO Seidman LLP on the financial statements for the Company for the transition period ended September 30, 2001 and the years ended February 28, 2001 and February 29, 2000 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
	(iii)	The decision to change independent accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.
(iv)
During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and through the date of this report, the Company has had no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such periods.
(v)
During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and through the date of this report, the Company has had no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
	(2)	The Company engaged KPMG LLP as its new independent accountants effective February 4, 2002.

During the transition period ended September 30, 2001, the years ended February 28, 2001 and February 29, 2000, and through the date of engagement of KPMG LLP, the Company has not consulted with KPMG LLP on items which (1) related to the application of accounting principles to a specified transaction (proposed or completed) by the Company, or the type of audit opinion that might be rendered on the Company's financial statements, and resulted in a written report being provided by KPMG LLP to the Company or oral advice being provided by KPMG to the Company that KPMG LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) concerned the subject matter of a disagreement or reportable event with BDO Seidman LLP (as described in Item 304(a)(2) of Regulation S-K).
(3)
The Company has requested that BDO Seidman LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated February 6, 2002 is filed as Exhibit 16 to this Form 8-K.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:
	Exhibit 16	Letter from BDO Seidman LLP to the Securities and Exchange Commission

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.
	By:	/s/ BARRY D. PLOST
Date: February 6, 2002		Barry D. Plost Chief Executive Officer

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FORM 8-K
Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES